Timberland Bancorp

NASDAQ: TSBK
March 31, 2026



DISCLAIMER

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

TIMBERLAND BRANCH LOCATIONS


Timberland Branch Locations
Poulsbo
Silverdale
Gig Harbor
Ocean Shores
GRAYS HARBOR
Hoquiam
Aberdeen (2 branches)
Elma
Montesano
Tumwater
Winlock
Lacey (2 branches)
Toledo
Chehalis
Olympia (2 branches)
KING
PIERCE
THURSTON
LEWIS
Yelm
Auburn
Edgewood
University Place
Puyallup
Tacoma
Bethel Station (Spanaway)

FINANCIAL HIGHLIGHTS

NET INCOME $ in millions



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$27.58
$23.60
$27.12
$24.28
$29.16
$15.35
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

QUARTERLY NET INCOME $ in millions


$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$5.92
$6.36
$6.86
$6.76
$7.10
$8.45
$8.22
$7.13
6/30/2024
9/30/2024
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026

EARNINGS PER DILUTED SHARE



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.27
$2.82
$3.29
$3.01
$3.67
$1.94
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026
1Q
2Q
3Q
4Q

RETURN ON ASSETS AND RETURN ON EQUITY

ROA



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.64%
1.27%
1.50%
1.28%
1.50%
1.52%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

ROE



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.98%
11.14%
12.01%
10.19%
11.56%
11.53%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

BALANCE SHEET $ in millions



Total Assets
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,792
$1,861
$1,840
$1,923
$2,013
$2,046
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026

TOTAL CAPITAL $ in thousands


$275,000
$225,000
$175,000
$125,000
$75,000
$25,000
-$25,000
$206,899
$218,569
$233,073
$245,413
$262,614
$271,089
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026

CAPITAL STRENGTH



24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
22.17%
10.97%
19.45%
11.03%
19.38%
12.10%
19.39%
12.12%
20.67%
12.59%
21.55%
12.82%
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026
Total Risk Based
Tier 1 Leverage

BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE


$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.76
$22.80
$26.58
$24.63
$28.76
$26.81
$30.83
$28.87
$33.29
$31.33
$34.61
$32.65
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026

See Non-GAAP Disclosure Slide for Additional Details on Tangible Book Value Per Share

DIVIDENDS PAID/DECLARED PER COMMON SHARE



(Calendar Year)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.04
$0.98
$0.92
$0.97
$1.08
$0.58
2021
2022
2023
2024
2025
2026 YTD
Regular
Special

DEPOSIT LEVELS $ in millions


$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,571
$1,632
$1,561
$1,648
$1,717
$1,743
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

DEPOSIT COMPOSITION

Total Deposits $1.74 Billion at March 31, 2026



23%
3%
8%
15%
19%
11%
21%
CDs Brokered
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

BORROWINGS $ in thousands


Total Borrowings
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$5,000
$0
$35,000
$20,000
$20,000
$20,000
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026

NET LOANS $ in millions



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$968
$927
$1,132
$1,302
$1,422
$1,464
$1,451
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026
Net Loans (excl. SBA PPP)
SBA PPP Loans

DIVERSIFIED LOAN PORTFOLIO

Net Loans $1.45 billion at March 31, 2026



2%
3%
39%
14%
8%
20%
14%
Land
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE PORTFOLIO BREAKDOWN BY COLLATERAL

at March 31, 2026 ($ in thousands)

Collateral Type	Amount	% of Total Loan Portfolio	Avg. Balance Per Loan	Non-Accrual
Industrial warehouse	$131,278	8%	$1,353	$ --
Medical/dental offices	$80,060	5%	$1,213	237
Office buildings	$69,655	4%	$819	294
Other retail buildings	$55,702	3%	$619	--
Mini-storage	$37,840	2%	$1,514	--
Hotel/motel	$32,405	2%	$2,315	4,328
Restaurants	$28,018	2%	$584	--
Gas stations/convenience stores	$26,162	2%	$1,007	--
Churches	$13,842	1%	$923	--
Nursing homes	$13,304	1%	$2,217	--
Shopping centers	$10,290	1%	$1,715	--
Mobile home parks	$9,280	1%	$422	--
Additional CRE	$103,261	7%	$776	--
Total CRE	**$611,117**	**39%**	**$965**	**$ 4,859**

CONSTRUCTION LOANS

Total Construction Loans $216 million at March 31, 2026


1%
8%
6%
37%
48%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

INTEREST EARNING CASH & INVESTMENTS

Interest Earning Cash & Investments: $492 million at March 31, 2026



1%
1%
12%
55%
31%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

ASSET QUALITY



Non-performing Assets/Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.18%
0.12%
0.09%
0.20%
0.23%
0.47%
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
3/31/2026

NET CHARGE-OFFS (RECOVERIES) $ in thousands


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
($100)
($55)
$36
$18
$54
$240
($18)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.25%
3.16%
3.95%
3.54%
3.76%
3.83%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026
Net Interest Income
Net Interest Margin

QUARTERLY NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4.00%
3.80%
3.60%
3.40%
3.20%
3.60%
3.48%
3.53%
3.58%
3.64%
3.79%
3.80%
3.82%
3.85%
3.81%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Income
Net Interest Margin

NON-INTEREST INCOME $ in thousands


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$17,161
$12,624
$11,140
$11,136
$12,352
$5,571
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

NON-INTEREST EXPENSE $ in thousands


$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$34,591
$38,626
$43,373
$43,746
$45,387
$23,090
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

EFFICIENCY RATIO


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
50.12%
56.42%
54.56%
58.09%
54.98%
53.99%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

BRAND REFRESH


Timberland
Bank


Timberland
Bank


Timberland Bank
DRIVE UP
ATM


Timberland Bank


Timberland
Bank

New Timberland Bank Branch – University Place

A New Full-Service Branch was opened in January 2026:

- The Branch is located in University Place, WA
- Located on a high visibility street with access to many nearby businesses and residential neighborhoods
- Between our existing Tacoma, WA and Gig Harbor, WA branch locations



NON-GAAP FINANCIAL MEASURES

Timberland Bancorp

- The Company reports its results in accordance with United States generally accepted account principles ("GAAP"). Timberland believes that certain non-GAAP measures provide investors with information useful in understanding the Company's financial performance; however, readers of this presentation are encouraged to review these non-GAAP measures in conjunction with GAAP results.

- Financial measures that exclude intangible assets are non-GAAP measures. To provide investors with a broader understanding of capital adequacy, Timberland provides non-GAAP financial measures for tangible common equity along with the GAAP measure. Tangible common equity is calculated as shareholders' equity less goodwill and core deposit intangible ("CDI"). In addition, tangible assets equals total assets less goodwill and CDI.

NON-GAAP FINANCIAL MEASURES

($ in thousands)	9/30/2021	9/30/2022	9/30/2023	9/30/2024	9/30/2025	3/31/2026
Shareholders' equity	$ 206,899	$ 218,569	$ 233,073	$ 245,413	$ 262,614	$ 271,089
Less goodwill and CDI	(16,395)	(16,079)	(15,808)	(15,582)	(15,402)	(15,334)
Tangible common equity	$ 190,504	$ 202,490	$ 217,265	$ 229,831	$ 247,212	$ 255,755
Total assets	$ 1,792,180	$ 1,860,508	$ 1,839,905	$ 1,923,475	$ 2,012,779	$ 2,046,386
Less goodwill and CDI	(16,395)	(16,079)	(15,808)	(15,582)	(15,402)	(15,334)
Tangible assets	$ 1,775,785	$ 1,844,429	$ 1,824,097	$ 1,907,893	$ 1,997,377	$ 2,031,052

Timberland Bancorp
NASDAQ: TSBK

- Strong Core Earnings
- Well Capitalized
- Geographically Diversified
- Diversified Loan Portfolio
- Strong Core Deposit Levels
- Actively Supporting Its Communities

